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The Mexico Fund, Inc.
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 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations Vice President

Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 BBVA Bancomer, S.A.
 Comerica Bank

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the
 financial statements herein, is
 transmitted to shareholders of The
 Mexico Fund, Inc. for their
 information. It is not a
 prospectus, circular or
 representation intended for use in
 the purchase of shares of the Fund
 or any securities mentioned in the
 report.
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                                  [FM LOGO]
                                  The Mexico
                                  Fund, Inc.

                               20th Anniversary
                                  1981-2001
                            ----------------------
                               Semi-Annual Report
                                 April 30, 2001
                                  (Unaudited)
                         ----------------------------
                        ------------------------------
                                      MXF
                                  LISTED LOGO
                                     NYSE

                        ------------------------------
                             www.themexicofund.com
                       ---------------------------------

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The Mexico Fund, Inc.
Semi-Annual Report
April 30, 2001
Highlights




  The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

 . The Fund's first half of fiscal 2001 ended April 30, 2001.

 . During the first half of fiscal 2001, the Fund's share price per share in-creased 8.03%. At the same time, the Fund's net asset value per share (NAV) decreased 2.30%, while the IFCG Mexico Index decreased 2.03%. The Bolsa Index decreased 3.25% during the same period.

 . As a result of the strong performance of the Fund's shares, the discount be-tween the Fund's share price and its NAV at April 30, 2001 narrowed to 16.1% from 18.2% at January 31st and 31.0% one year earlier.

 . The Fund concluded in May the Share Repurchase Program ("SRP"), which permit-ted the Fund to repurchase up to 10% of its outstanding shares in the open market and which was intended to enhance shareholder value.

 . On March 2, 2001, the Fund filed applications with the US Securities and Ex-change Commission (SEC) and the Internal Revenue Service (IRS) seeking neces-sary approvals for conducting periodic in-kind repurchases of Fund shares from shareholders at no less than 98% of NAV.

 . In a Special Letter to Shareholders and Press Release dated March 5, 2001 the
  Board of Directors announced these filings and their appproval of an amendment to the Fund's Investment Advisory and Management Agreement to adopt a performance fee component to the Fund's investment advisory fee.

 . The Fund intends to seek shareholder approval for the performance fee and the periodic repurchase policy after it has received comments from regulatory au-thorities regarding the proposed periodic repurchase policy.

 . The Board of Directors declared a cash dividend of 11.3809 cents per share, after deduction of 1.4400 cents for Mexican withholding taxes on dividends received by the Fund. The dividend is payable on July 30, 2001 to sharehold-ers of record as of June 29, 2001 and is comprised of 11.3500 cents per share of net investment income and 0.0309 cents per share of long-term capital gains.

 . The Mexico Fund, Inc. celebrated its 20th Anniversary on June 4, 2001. We would like to thank our shareholders for their continued support.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
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Economic Environment

Because of the close economic relationship between the United States and Mexi-co, the deceleration of the US economy has produced a similar slow down in Mexico. During the first quarter of 2001, Mexico's gross domestic product
(GDP) growth was 1.9%, compared to 6.9% during 2000. During this period, the services, energy and water, and mining sectors increased by 3.9%, 2.0%, and 0.2%, respectively. The industrial sector declined by 1.3% and, within this, the manufacturing industry declined by 1.2% and construction declined by 3.8%. Finally, the primary sector (agriculture, fishing and livestock) of the econ-omy declined by 5.5%. Economic analysts estimate that although the Mexican economy has suffered the effects of the slow down of the US economy in the first part of this year, Mexico's GDP will grow by approximately 2.5% in 2001.

The performance of the Mexican economy continued to be accompanied by a de-clining trend in inflation rates. Mexico's annual inflation rate at the end of May 2001 was 6.95%, lower than the 12.32% and 8.96% achieved at the end of 1999 and 2000, respectively. Strict adherence to a restrictive monetary policy and the strong valuation of the peso in relation to the US dollar continued to contribute to this downward trend in inflation. Depending on the outcome of fiscal reform proposals submitted to Congress earlier this year, in which the Executive Branch seeks several adjustments to the Mexican tax structure, in-flation is expected by analysts to further decline to between 6.5% and 8.0% during 2001. The most controversial proposal introduced by the fiscal reform package is the elimination of the "zero" Value Added Tax rate (IVA for its Spanish acronym), for medicines and foodstuffs.

Domestic interest rates have declined substantially in recent months. The in-terest rate of the 28-day Cetes declined from 17.6% at the end of 2000 to 8.91% as of June 18, 2001, its lowest level since February 1994. Although the Central Bank still maintains a restrictive monetary policy, the deceleration of the economy and the strength of the Mexican peso have resulted in lower in-flationary pressures.

The Mexican peso continues gaining strength against the US dollar as signifi-cant amounts of foreign investment have flowed into the country. The peso-dol-lar exchange rate ended April 2001 at Ps. 9.252 per dollar, 3.7% lower than at the end of the 2000 fiscal year. The announcement that Citigroup will acquire Banamex, the second largest bank in Mexico, for a total amount of $12.5 bil-lion, generated positive expectations about the Mexican economy and the peso further strengthened against the dollar during May and June, when the exchange rate temporarily dropped to levels below Ps 9.00. Since then, the exchange rate has fluctuated near the Ps. 9.10 level, but economic analysts estimate that the peso will weaken in the months to come mostly due to lower levels of domestic interest rates and expect that the exchange rate will end 2001 at ap-proximately Ps. 9.66 per dollar.

Although the rate of growth of Mexican exports has lessened in recent months, Mexico continues to be the second largest trade partner of the United States. Total trade between Mexico and the United States amounted to $60 billion dur-ing the first three months of 2001 and was exceeded only by total trade be-tween the United States and Canada ($100 billion). President Fox has announced his intention to further enhance trade relations with Central, and

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South American, European Union and Asian countries in an effort to diversify
Mexican external trade. Ten international free trade agreements with 30 na-tions around the globe have so far been executed. Also, among the universe of developing nations, Mexico is one of the three most important recipients of direct foreign investment. Last year, direct foreign investment increased 14% to $13.2 billion and amounted to $3.6 billion during the first quarter of 2001. During the first four months of 2001, Mexico's exports and imports in-creased 4.9% and 7.8%, compared with 22% and 23%, respectively, during 2000.

Although during the first quarter of 2001 Mexico had a public sector surplus of approximately $1.4 billion, public sector finances were negatively impacted by lower than budgeted government income. This was the result of the decelera-tion of the US and Mexican economies and lower international oil prices. On May 11, 2001, the government announced an expense reduction plan intended to preserve the stability of public sector finances. In addition, President Fox, as mentioned above, has introduced important fiscal reform proposals to Con-gress. Congress has not yet announced when it would comment on the proposals.

Fund's Performance & Portfolio Strategy

During the first half of fiscal 2001, the Bolsa continued to be affected by the performance of US financial markets and by the uncertainty surrounding the approval of the fiscal reform. The IFCG Mexico Index, the Fund's benchmark, declined 2.03% during the period, while the Bolsa Index fell 3.25%. During the first half of fiscal 2001, the Fund's market price per share increased 8.03% and its NAV decreased 2.30%. Since the first half of fiscal 2001, the Fund's performance has improved, partly as a result of an upturn in the Mexican equity market from the Citigroup-Banamex announcement (see next paragraph). As of June 22, 2001, the Fund's NAV and market price per share had increased from fiscal 2000 9.5% and 20.4%, respectively, compared with an 8.0% increase in the IFCG Mexico Index, the Fund's benchmark. On April 30, 2001, the Fund's market price per share was $17.08 and its NAV $20.36, reflecting a market discount of 16.11%, a continued reduction from 18.2% at January 31, 2001 and lower than the 30.94% discount registered one year earlier. The discount has remained at levels of around 16% since the end of April 2001. During the first half of fiscal 2001, total traded volume of Fund shares on all US consolidated markets amounted to 22.1 million shares.

Based on the Fund's assessment of the recovery expectations of the domestic financial sector, during the first half of fiscal 2001, the Fund continued to direct additional amounts of resources to two companies in the financial sec-tor, Grupo Financiero Banamex Accival (Banacci) and Grupo Financiero BBV-Bancomer (GFBB). On May 17, 2001, Citigroup Inc., the world's largest finan-cial institution, and Banacci, announced that they had reached an agreement for the acquisition of the outstanding shares of Banacci, for an amount of $12.5 billion. At the time of this announcement, Banacci was Mexico's second largest financial group. This is Mexico's largest acquisition ever. Citigroup will pay $6.25 billion in cash and the remainder in Citigroup stock. The an-nouncement indicated that Citigroup shares would be listed on the Mexican Stock Exchange. The market price of

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Banacci shares increased 30% the day of the announcement and the Fund was overweighted in this issuer. The Fund has also continued investing in America Movil (AMX), a company dedicated to wireless and internet services, that re-sulted from the spin-off of Telmex, the largest Mexican telephone company, an issuer which continues presenting strong performance of sales and cash flow. Also, the Fund invested resources in Elektra, a retail company with attractive growth opportunities resulting from a dynamic performance of domestic consump-tion.

Funds for these investments came from the sale of several positions in compa-nies such as Cemex, Telmex, Walmex, Telecom, Grupo Modelo, Televisa and Femsa. The Fund realized profits in these companies and also had to reduce its in-vestments in order to comply with U.S. tax diversification requirements. The Fund also reduced some of its investments in Alfa, Desc and Nuevo Grupo Mexico because of the adverse impact of a strong Mexican currency and low interna-tional prices of commodities and metals. Additionally, the Fund also continued to reduce its investments in issuers with limited market liquidity such as Apasco, ARA, Bimbo, Soriana, Tamsa and Contal, and also in Kimberly, Grupo Carso and Grupo Sanborns because of specific issues affecting their fundamen-tals and stock market prices.

Finally, the Fund also dedicated part of the proceeds from these sales to re-purchase its own shares in the open market. During May 2001, the Fund com-pleted its 10% SRP, during which the Fund repurchased 5,050,693 shares at a discount to net asset value, resulting in an increase of net asset value per share for continuing shareholders.

This Report includes for your reference a summary description of the Fund's ten largest holdings, which at the end of April 30 represented 68.6% of its total net assets. The Fund's investments are categorized according to the sec-tor classification provided by the Mexican Stock Exchange.

The Fund has adopted a concentration policy which permits the Fund to concen-trate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of invest-ment, such industry represents 20% or more of the IPC Index, provided, howev-er, that the Fund will not exceed the IPC Index concentration by more than 5%.

Currently, the only industry group which represents 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry category includes local, long-distance, and cellular tel-ephone companies, as well as broadcast and media companies. Approximately four-fifths of this industry group are telecommunications companies. As of April 30, 2001, the Fund had 30.11% of its total assets invested in this in-dustry category, compared with this sector's 39% representation in the IPC In-dex. The relatively high valuation of the companies in this industry versus other Mexican issuers, and their current negative fundamentals have caused the Fund's adviser to maintain an underweighted position relative to the Fund's benchmark in this industry. The Fund's investment adviser will continue to evaluate the concentration in this industry and may choose

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not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

The Fund publishes on its web site, located at www.themexicofund.com, its in-vestment portfolio as of the end of each fiscal quarter, updated within the first five business days after the closing of the quarter. Accordingly, the Fund's portfolio, as reported on the web site, is updated during the first five business days of February, May, August and November. The Fund's invest-ment portfolio as of April 30, 2001 has been posted on the web site since early May 2001.

Declaration of Dividend

The Board of Directors has declared a cash dividend of 11.3809 cents per share, payable on July 30, 2001 to shareholders of record on June 29, 2001. In addition, the Fund will elect to pass through to U.S. shareholders as gross income for Federal income tax purposes their proportionate share of Mexican income taxes paid by the Fund, amounting to 1.4400 cents per share, resulting in gross income of 12.8209 cents per share of which 12.7900 cents per share correspond to net investment income and 0.0309 cents per share correspond to long-term capital gains. U.S. shareholders may claim a foreign tax credit or deduction for U.S. federal income tax purposes for the amount of the Mexican tax. The net dividend is comprised of 11.3500 cents per share of net invest-ment income and 0.0309 cents per share of long-term capital gains.

Shareholders enrolled in the Dividend Reinvestment Plan will receive their distribution in shares in common stock of the Fund. Shareholders whose distri-butions are additionally subject to withholding of U.S. tax by the Fund will receive cash or shares, as the case may be, net of the amount of applicable U.S. withholding tax.

The full amount of the dividend, whether received in cash or in additional shares of the Fund pursuant to the Fund's Dividend Reinvestment Plan, plus the amount of the Mexican tax passed through to shareholders, will be reportable by U.S. taxpayers on their Federal income tax returns and may be subject to applicable state and local taxes.

Further Restructuring Efforts Taken by the Board of Directors

As previously announced, management of the Fund has proposed several initiatives with the goal of maximizing shareholder value. On March 5, 2001, the Board announced its intention to implement a periodic repurchase policy for the Fund which would allow shareholders to submit shares for repurchase by the Fund with proceeds being paid in actual portfolio securities of the Fund. The Fund has made filings with the SEC and the IRS to permit the Fund to con-duct periodic, in-kind repurchases from shareholders at no less than 98% of net asset value. The Fund is seeking approval to conduct repurchases for be-tween one and 25 percent of the Fund's outstanding shares, at least annually and as frequently as quarterly. As of the date of this report, the Fund had not received a response from the corresponding authorities regarding the im-plementation of the proposed restructure.

Additionally, in order to further align the interests of the Fund's investment adviser with the interests of shareholders, the Board has approved implementa-tion of a performance fee component to the Fund's investment advisory

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fee that would provide the adviser with an additional incentive to outperform the Fund's benchmarket index. The Board hopes (depending on the SEC and IRS responses to the periodic repurchase policy proposal) to submit these two initiatives for shareholder approval at a special shareholders meeting later this year.

Investor Relations

The Fund's web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most impor-tant historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via regular mail a copy of this Annual Report and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's web site is a useful resource for information and we will continue working to improve it.

The Fund also has a toll-free telephone number that will provide you with the Fund's current NAV, quarterly reports and other Fund materials:

                                (800) 224-4134

The Fund also offers shareholders and the general public the ability to con-tact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

  Investor Relations Office
  investor-relations@themexicofund.com

In addition to the quarterly reports published by the Fund, the Investment Ad-viser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's web site or receive it via regular mail. Please request this report through the Fund's web site or write to the Investment Adviser at:

  Impulsora del Fondo Mexico, sa de cv.
  77 Aristoteles St. 3rd Floor
  Polanco
  11560 Mexico, D.F.
  Mexico

Information on the Fund's NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". The Fund's NYSE trading symbol is MXF.

The Fund's shares are also listed and traded on the Third Section
("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

  ARTHUR ANDERSEN
  Wirtschaftsprufungsgesellschaft
  Steuerberatungsgesellschaft mbH
  Mergenthalerallee 10-12
  65760 Eschborn/Frankfurt/M.
  Postfach 53 23
  65728 Eschborn/Frankfurt/M.
  Germany
  Telefon: 06196-99-6264
  Telefax: 06196-99-6419

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The Fund's dividend reinvestment plan and transfer agent is:

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Sharehold-ers who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distri-bution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Sincerely yours,

/s/ Jose Luis Gomez Pimienta             /s/ Juan Gallardo T.
Jose Luis Gomez Pimienta                 Juan Gallardo T.
President                                Chairman of the Board

June 27, 2001

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Description of the Fund's Ten Largest Holdings as of April 30, 2001.

1. Wal-Mart de Mexico ("Walmex") (10.62%)
Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a sub-sidiary of the US firm Wal-Mart Stores, Inc (NYSE: WMT). Walmex has a total of 499 units in 46 cities in Mexico, which includes supermarkets, retail stores and restaurants.

2. Telefonos de Mexico ("Telmex") (10.42%)
Telmex is the major telecommunications company in Mexico and provides local, domestic and international long-distance telephone service, internet access, wireless, data, audio and video transmission services. Since its privatization in 1990, Telmex has aggressively modernized and has emerged as a leader in telecommunication services in Latin America. Since 1999, Telmex has also pro-vided telecommunication services in the United States.

3. Grupo Financiero Banamex Accival ("Banacci") (8.12%)
Banacci is one of the three largest financial institutions in Mexico, offering mainly banking, brokerage, insurance and pension funds management in Mexico. Through two of its subsidiaries, Banacci is also engaged in financial activi-ties in Argentina and California, USA, and participates in the Mexican tele-communications sector through its investment in Avantel.

4. America Movil ("AMX") (6.92%)
On February 7, 2001, America Movil, a new Mexican corporation resulting from the spin-off of Telmex's wireless business and from most of its international operations, started trading on the Mexican Bolsa and on the NYSE (NYSE: AMX). America Movil is now Mexico's leading provider of wireless telecommunications services with 10.1 million customers and a 70.6% share of the Mexican market. America Movil has business operations in Argentina, Brazil, Ecuador, Guatema-la, Puerto Rico and the United States.

5. Carso Global Telecom ("Telecom") (6.90%)
Telecom is dedicated to the telecommunications business and is the holding company of Telmex (see above) and Prodigy Inc. (Nasdaq: PRGY) (US), and has a stock participation in McLeod USA, Inc. (Nasdaq: MCLD) (US). The shares of Prodigy Inc., an important Internet service provider in the United States, have traded on the NASDAQ since February 1999.

6. Grupo Financiero BBVA--Bancomer ("GFBB") (6.37%)
GFBB is one of Mexico's two largest financial groups. In terms of deposits and number of clients, GFBB is the largest private financial institution in Latin America. Grupo Banco Bilbao Vizcaya Argentaria (BBVA), the largest financial group in Spain in terms of market capitalization, is GFBB's main stockholder. GFBB's principal subsidiary is Bancomer, one of Mexico's leading commercial banks, which operates as a universal bank and offers products and services to individuals and corporations. Through its network of 2,276 branches and 4,057 automated teller machines (ATMs) in Mexico, as of the end of 2000 (including BBV-Mexico and Banca Promex), Bancomer engages in a wide variety of commercial and retail banking activities. The bank has overseas branches in London and Grand Cayman Island, agencies in New York and Los Angeles and a representative office in Sao Paulo, Brazil. Additionally, Bancomer has a subsidiary bank in the Cayman Islands, Mercury Bank & Trust Limited.

7. Grupo Modelo ("Gmodelo") (4.95%)
Founded in 1925, Gmodelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 59%. The group exports its products to 150 countries and owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

8. Fomento Economico Mexicano ("Femsa") (4.85%)
Femsa is Latin America's largest beverage company with exports to the United States, Canada and selected countries in Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and is the controlling company of Coca-Cola Femsa (KOF), one of the leading bottlers in Latin America. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca-Cola, among others.

9. Cemex ("Cemex") (4.81%)
Cemex is the world's third largest cement producer. The company and its sub-sidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex pro-duces and operates in 30 countries around the world and has commercial rela-tions with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama, Costa Rica, the Dominican Republic, Egypt and Colom-bia, and has important market presence in the Caribbean, Indonesia, the Phil-ippines and the southwest region of the United States.

10. Grupo Televisa ("Televisa") (4.61%)
Televisa is the largest media company in the Spanish-speaking world and a ma-jor participant in the international entertainment industry. Televisa has in-terests in television production and broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, mu-sic recording, cable television, radio production and broadcasting, profes-sional sports and show business promotion, paging services, feature film pro-duction and distribution and special events promotion and dubbing. Televisa also has an unconsolidated equity stake in Univision (NYSE: UVN), the leading Spanish-language television company in the United States, and owns the "esmas.com" internet portal.

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The Mexico Fund, Inc.
Schedule of Investments as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  Percent
                                                                        Value     of Net
 Industries            Shares Held   Common Stock (93.96%)    Series   (Note 1)   Assets
-----------------------------------------------------------------------------------------
 Cement
  Industry              4,040,000  Apasco, S.A. de C.V. ...      *   $ 20,549,330   2.19%
                        9,700,000  Cemex, S.A. de C.V. ....    CPO     45,103,113   4.81
                                                                     ------------ ------
                                                                       65,652,443   7.00
-----------------------------------------------------------------------------------------
                                   America Movil, S.A. de
 Communications    (a) 19,000,000   C.V. ..................      A     17,250,324   1.84
                                   America Movil, S.A. de
                   (a) 51,900,000   C.V. ..................      L     47,681,582   5.08
                                   Carso Global Telecom,
                   (a) 32,000,000   S.A. de C.V. ..........     A1     64,747,082   6.90
                   (a) 22,895,000  Grupo Televisa, S.A. ...    CPO     43,231,264   4.61
                                   Telefonos de Mexico,
                       19,000,000   S.A. de C.V. ..........      A     33,268,482   3.55
                                   Telefonos de Mexico,
                       37,200,000   S.A. de C.V. ..........      L     64,452,659   6.87
                                   TV Azteca, S.A. de
                       25,515,000   C.V. ..................    CPO     11,886,041   1.26
                                                                     ------------ ------
                                                                      282,517,434  30.11
-----------------------------------------------------------------------------------------
 Financial                         Grupo Financiero Banamex
  Groups               41,811,200   Accival, S.A. de C.V. .      O     76,147,722   8.12
                                   Grupo Financiero BBVA-
                                    Bancomer, S.A. de
                   (a) 74,649,900   C.V. ..................      O     59,787,696   6.37
                                   Grupo Financiero
                   (a)  4,827,000   Inbursa, S.A. de C.V. .      O     15,521,320   1.65
                                   Grupo Financiero
                                    Scotiabank Inverlat
                (a)(b)        --    Recovery Trust.........                   --    0.00
                                                                     ------------ ------
                                                                      151,456,738  16.14
-----------------------------------------------------------------------------------------
                                   Fomento Economico
 Food,                              Mexicano, S.A. de
  Beverages            11,896,000   C.V. ..................    UBD     45,465,041   4.85
                                   Grupo Bimbo, S.A. de
 and Tobacco           23,000,000   C.V. ..................      A     34,057,501   3.63
                                   Grupo Modelo, S.A. de
                       16,848,500   C.V. ..................      C     46,418,965   4.95
                                                                     ------------ ------
                                                                      125,941,507  13.43
-----------------------------------------------------------------------------------------
 Holding
  Companies             5,350,000  Alfa, S.A. de C.V. .....      A      7,072,038   0.75
                                   Corporacion
                                    Interamericana de
                                    Entretenimiento, S.A.
                   (a)  6,100,000   de C.V. ...............      B     21,421,206   2.28
                       20,600,000  Desc, S.A. de C.V. .....      B      8,906,182   0.95
                                   Grupo Carso, S.A. de
                   (a)  8,500,000   C.V. ..................     A1     20,992,758   2.24
                                   Grupo Sanborns, S.A. de
                   (a)  2,640,000   C.V. ..................    B-1      3,281,453   0.35
                                                                     ------------ ------
                                                                       61,673,637   6.57
-----------------------------------------------------------------------------------------
                                   Consorcio ARA, S.A. de
 Housing           (a)  5,900,000   C.V. ..................      *      8,219,952   0.87
                                   Corporacion Geo, S.A. de
                   (a)  2,290,000   C.V. ..................      B      1,863,781   0.20
                                                                     ------------ ------
                                                                       10,083,733   1.07
-----------------------------------------------------------------------------------------
 Mining                            Grupo Mexico, S.A. de
  Industry              5,100,000   C.V. ..................      B     13,323,281   1.42
-----------------------------------------------------------------------------------------
                                   Kimberly-Clark de
 Pulp and Paper        14,200,000   Mexico, S.A. de C.V. ..      A     37,924,989   4.04
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of April 30, 2001 (Unaudited) -- (Continued)
-------------------------------------------------------------------------------

                                                                               Percent
                                                                     Value     of Net
 Industries         Shares Held Common Stock (Continued)   Series   (Note 1)   Assets
--------------------------------------------------------------------------------------
                                Controladora Comercial
                                 Mexicana, S.A. de
 Retail Stores       11,770,000  C.V. ..................    UBC   $  8,994,153   0.96%
                                Grupo Elektra, S.A. de
                     10,624,400  C.V. ..................    CPO      9,990,519   1.06
                                Organizacion Soriana,
                      4,000,000  S.A. de C.V. ..........      B      8,737,570   0.93
                                Wal-Mart de Mexico, S.A.
                     13,090,000  de C.V. ...............      C     29,230,372   3.12
                                Wal-Mart de Mexico, S.A.
                     29,600,000  de C.V. ...............      V     70,416,775   7.50
                                                                  ------------ ------
                                                                   127,369,389  13.57
--------------------------------------------------------------------------------------
                                Tubos de Acero de
 Steel                  431,000  Mexico, S.A. ..........      *      5,687,970   0.61
--------------------------------------------------------------------------------------
                                Total Common Stock
                                 (Identified Cost--
                                 $593,198,608)..........          $881,631,121  93.96%
--------------------------------------------------------------------------------------
                                                                               Percent
                                  Short-Term Securities              Value     of Net
 Securities                              (3.34%)                    (Note 1)   Assets
--------------------------------------------------------------------------------------
                                Bancomer, S.A., 13.20%,
                                 dated 04/30/01, due
                                 05/02/01,
                                 repurchase price
                                 $31,362,327,
 Repurchase                      collateralized by
 Agreements                      Bondes.................          $ 31,339,344   3.34%
--------------------------------------------------------------------------------------
                                Total Short-Term
                                 Securities (Identified
                                 cost--$31,339,344).....            31,339,344   3.34
                                Total Investments
                                 (Identified cost--
                                 $624,537,952)..........           912,970,465  97.30
                                Other Assets in Excess
                                 of Liabilities.........            25,309,159   2.70
                                                                  ------------ ------
                                Net Assets Equivalent to
                                 $20.36 per share on
                                 46,079,925 shares of
                                 capital stock
                                 outstanding (Note 7)...          $938,279,624 100.00%
                                                                  ============ ======

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 10 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost--$593,198,608)........  $881,631,121
 Short term securities (identified cost--
  $31,339,344).......................................    31,339,344
                                                       ------------
  Total investments (identified cost--$624,537,952)..               $912,970,465
Receivables from securities sold.....................                 25,912,662
Prepaid Mexican withholding taxes (Note 1)...........                    664,230
Prepaid expenses.....................................                    184,686
Interest receivable..................................                     11,491
                                                                    ------------
  Total assets.......................................                939,743,534
                                                                    ------------
Liabilities:
Payable for repurchase of Fund's shares (Note 9).....                    678,295
Payable to Investment Advisor (Notes 2 and 3)........                    621,084
Accrued expenses and other liabilities...............                    166,531
                                                                    ------------
  Total liabilities..................................                  1,463,910
                                                                    ------------
Net Assets--Equivalent to $20.36 per share on
 46,079,925 shares of capital stock outstanding (Note
 7)..................................................               $938,279,624
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations (Unaudited)      For the Six Months Ended April 30, 2001
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends....................................  $   8,588,011
 Interest and discounts earned................      1,679,087
                                                -------------
 Total income.................................                 $  10,267,098
Expenses:
 Investment advisory fee (Note 2).............      3,091,406
 Administrative services (Note 3).............        180,938
 Value-added taxes (Note 1)...................        508,494
 Printing, distribution and mailing of
  shareholder reports.........................        107,101
 Legal fees...................................        452,438
 Directors' fees..............................        130,773
 Directors' and Officers' expenses............         60,897
 Accounting and audit fees....................         60,939
 Custodian fees (Note 5)......................         47,074
 Transfer agent and dividend disbursement
  fees........................................         10,500
 Shareholders' information....................        121,099
 Stock exchange fees..........................         24,006
 Insurance....................................         64,173
 Miscellaneous................................         65,825
                                                -------------
 Operating expenses...........................                     4,925,663
                                                               -------------
 Net investment income (Note 1)...............                     5,341,435
                                                               -------------
Net Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currency Transactions:
Net realized gain on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales..........................    138,959,060
 Cost of securities sold......................     52,220,863
                                                -------------
 Net realized gain on investments.............     86,738,197
 Net realized gain from foreign currency
  transactions................................        552,656
                                                -------------
 Net realized gain on investments and foreign
  currency transactions.......................                    87,290,853

Decrease in net unrealized gain on investments
 and translation of assets and liabilities
 in foreign currency:
Investments:
 End of period (Note 6).......................    288,432,513
 Beginning of period..........................    416,636,993
                                                -------------
 Decrease in net unrealized gain on
  investments.................................   (128,204,480)
Translation of assets and liabilities in
 foreign currency:
 End of period................................        662,683
 Beginning of period..........................         35,585
                                                -------------
Increase in net unrealized gain on translation
 of assets and liabilities in foreign
 currency.....................................        627,098
                                                -------------
Decrease in net unrealized gain on investments
 and translation of assets and liabilities in
 foreign currency.............................                  (127,577,382)
                                                               -------------
Net Decrease in Net Assets Resulting from
 Operations...................................                 $ (34,945,094)
                                                               =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            For the
                                        Six Months Ended        For the
                                         April 30, 2001        Year Ended
The Mexico Fund, Inc.                     (Unaudited)       October 31, 2000
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income..................  $    5,341,435      $    8,893,385
Net realized gain on investments and
 foreign currency transactions.........      87,290,853          59,717,615
Decrease in net unrealized gain on
 investments and translation of assets
 and
 liabilities in foreign currency.......    (127,577,382)         (2,934,353)
                                         --------------      --------------
Net (decrease) increase in net assets
 resulting from operations.............     (34,945,094)         65,676,647
Dividends to shareholders from net
 realized gain on investments..........      (2,348,286)                --
Dividends to shareholders from net
 investment income.....................         (87,660)         (9,429,937)
                                         --------------      --------------
                                           (37,381,040)          56,246,710
From Capital Share Transactions
 (Note 9)
Repurchase of stock, at cost...........     (46,475,271)        (22,737,565)
                                         --------------      --------------
 Total (decrease) increase in net
  assets...............................     (83,856,311)         33,509,145
Net Assets:
Beginning of period....................   1,022,135,935         988,626,790
                                         --------------      --------------
End of period..........................  $  938,279,624 (A)  $1,022,135,935 (A)
                                         ==============      ==============

See Notes to Financial Statements.

(A) Including accumulated net investment loss of $(5,045,636) as of April 30, 2001 and $(10,852,067) as of October 31, 2000.

--------------------------------------------------------------------------------

                            For the
                           Six Months
                             Ended               For the Year Ended October 31,
The Mexico Fund, Inc.    April 30, 2001 -------------------------------------------------------
Financial Highlights      (Unaudited)      2000        1999      1998         1997       1996
------------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value,
 beginning of period....    $  20.84    $    19.57   $  15.52  $  23.49    $    17.33  $  13.80
                            --------    ----------   --------  --------    ----------  --------
 Net investment income
  (Note 1)..............        0.11**        0.18**     0.40      0.39**        0.40      0.50
 Net (loss) gain on
  investments and
  translation of foreign
  currency (Note1)......       (0.86)**       1.10**     4.10     (7.48)**       6.16      3.46
                            --------    ----------   --------  --------    ----------  --------
Total from investment
 operations.............       (0.75)**       1.28**     4.50     (7.09)**       6.56      3.96
                            --------    ----------   --------  --------    ----------  --------
Less Dividends and
 Distributions:
 Dividends to
  shareholders from net
  investment income.....       (0.00)        (0.19)     (0.45)    (0.23)        (0.38)    (0.43)
 Distributions to
  shareholders from net
  capital gains.........       (0.05)          --         --      (0.60)        (0.02)      --
                            --------    ----------   --------  --------    ----------  --------
Total dividends and
 distributions..........       (0.05)        (0.19)     (0.45)    (0.83)        (0.40)    (0.43)
                            --------    ----------   --------  --------    ----------  --------
Capital Share
 Transactions:
 Effect on NAV of stock
  repurchased...........        0.32          0.18        --        --            --        --
 Capital charge
  resulting from
  issuance of fund
  shares................         --            --         --      (0.05)          --        --
                            --------    ----------   --------  --------    ----------  --------
 Net asset value, end of
  period................    $  20.36    $    20.84   $  19.57  $  15.52    $    23.49  $  17.33
                            ========    ==========   ========  ========    ==========  ========
 Market value per share,
  end of period.........    $  17.08    $    15.81   $  14.31  $  11.25    $    18.69  $  14.13
                            ========    ==========   ========  ========    ==========  ========
Total investment return
 based on market value
 per share..............       8.33%        11.82%     31.92%   (36.70%)       35.03%    18.77%
Ratios to Average Net
 Assets:
 Expenses...............      1.08%*         0.96%      0.98%     0.93%         0.91%     1.00%
 Net investment income..      1.17%*         0.78%      2.14%     1.87%         1.80%     2.93%
Supplemental Data:
 Net assets at end of
  period (in 000's).....    $938,280    $1,022,136   $988,627  $783,775    $1,167,893  $861,750
 Portfolio turnover
  rate..................       7.48%        22.27%      6.40%     3.69%         7.58%     9.57%

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                           (Amounts in thousands,
                                            except share amounts)
                                    ---------------------------------------
                                      Quarter Ended       Quarter Ended
                                      April 30, 2001     January 31, 2001
                                    ------------------- -------------------  ---
                                     Total    Per Share  Total    Per Share
                                    --------  --------- --------  ---------
Investment income.................. $  8,138   $ 0.18   $  2,129  $   0.05
Net investment income (loss)....... $  5,573   $ 0.12   $   (232) $  (0.00)
Net realized gain on investments... $ 35,496   $ 0.77   $ 51,242  $   1.10
Net realized gain (loss) from
 foreign currency transactions..... $    701   $ 0.02   $   (148) $  (0.00)
Decrease in net unrealized gain on
 investments....................... $(64,168)  $(1.39)  $(64,036) $  (1.37)
Increase in net unrealized gain on
 translation of assets and
 liabilities
 in foreign currency............... $    174   $ 0.00   $    453  $   0.01
Net assets......................... $938,280   $20.36   $969,768  $  20.79

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Notes to Financial Statements--
April 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment ob-jective of the Fund is to seek long-term capital appreciation through invest-ment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of reve-nues and expenses for the period. Actual results could differ from those esti-mates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of op-erations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund rea-sonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fair value.

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2001 was Ps. 9.252 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, re-sulting from changes in the exchange rate.

 Repurchase Agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
times. If the counterparty defaults, and the fair value of the collateral de-clines, realization of the collateral by the Fund may be delayed or limited.
As of April 30, 2001, the Company has received collateral of $ 31,339,344 re-lated to these repurchase agreements.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the six months ended April 30, 2001, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 through August 1999.

 In March 2000, the Board appointed Cantor Fitzgerald & Co. ("Cantor"), as the lending agent for the Fund. Since March 7, 2000, the Fund has been lending part of its portfolio securities to approved financial institutions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets. The Fund continues to receive dividends on the securities loaned. Any gain or loss in the value of the securities loaned that may occur during the term of the loan will be accounted for by the Fund. The Fund earns interest on the investment of the collateral received for the securities loaned. The Fund may rebate a portion of the interest earned on the investment of collateral to the borrower, and may pay a commission to the lending agent. Under the agreement, Cantor may also reimburse to the Fund the custodian fees. In order to protect against the risk of failure by the bor-rower to return the securities loaned or any delay in the delivery of such se-curities, each loan is collateralized by U.S. dollars (cash), securities is-sued or guaranteed by the U.S. government or its agencies or instrumentali-ties, or irrevocable stand-by letters of credit issued by U.S. banks. Portfo-lio securities loaned are initially collateralized at 105 percent of its mar-ket value. If the collateral value falls below 105 percent, at the close of any business day, Comerica Bank, the Fund's custodian of the collateral re-ceived, will obtain additional collateral from the borrower, on the following business day, in an amount sufficient to restore the collateral to 105 per-cent.

 Since September 29, 2000, the Fund has not been actively lending portfolio securities under this Program.

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in ac-cordance with applicable U.S. and Mexican Laws and assistance in the prepara-tion and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2002. The annual fee payable to the Adviser by the Fund under this agreement was $350,000. Effective July 1, 2001 the Fund will pay to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets.

4. Trust Agreement and Trustee:

 BBVA Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmental author-ities gave approval to the Trustee for the transfer of the total assets and li-abilities of the Trust to the Fund. On February 27, 1998, the Fund's sharehold-ers approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, perform-ing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mex-ican pesos, which currently translates to approximately $50,625. Due to the na-ture of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.


6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were as follows:

Purchases

--------------------------------------------------------------------------------

Common Stock...................................................... $ 67,405,172
                                                                   ------------
  Total Purchases................................................. $ 67,405,172
                                                                   ============
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock...................................................... $138,959,060
                                                                   ------------
  Total Sales..................................................... $138,959,060
                                                                   ============

 As of April 30, 2001, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $288 million, of which approximately $370 million related to appreciated securities and approximately $82 million related to depreciated securities. The aggregate cost of invest-ments in common stocks at April 30, 2001 for Federal income tax purposes was approximately $593 million.

7. Capital Stock:

 At April 30, 2001, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 46,079,925 shares were outstanding.

 The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund's transfer agent otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $15,078,787.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

As of April 30, 2001, net assets were comprised of the following:

Common stock................................................... $ 40,079,925
Additional paid-in capital.....................................  511,680,465
Accumulated net investment loss................................   (5,045,636)
Undistributed net realized gain on
 investments...................................................   96,469,674(A)
Unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency....................  289,095,196
                                                                ------------
                                                                $938,279,624
                                                                ============

-------
(A) $86,757,932 for Federal Income Taxes

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:

 Net realized gains from security transactions, are distributed annually to shareholders. Capital loss carryforwards, if any will be used to offset future capital gains available for distribution.

9. Stock Repurchase Program:

 On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on August 7, 2000. As of April 30, 2001, the Fund has repurchased 4,427,000 of its shares at a cost of $69,212,836.

10. Investments:

 As a result of significant losses incurred by Grupo Financiero Scotiabank Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, to-gether with the financial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribu-tion by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were can-celled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Manage-ment has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of April 30, 2001, due to the uncertainty regarding its ulti-mate realization.

According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.